===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        Cooper Mountain Networks, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                        COPPER MOUNTAIN NETWORKS, INC.
                             1850 Embarcadero Way
                              Palo Alto, CA 94303
                                (650) 687-3300

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 9, 2001

To The Stockholders Of Copper Mountain Networks, Inc.:

  Notice Is Hereby Given that the Annual Meeting of Stockholders of Copper Mountain Networks, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 9, 2001 at 10 a.m. local time at The Westin Santa Clara, 5101 Great American Parkway, Santa Clara, CA 95054 for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on March 23, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                             By Order of the Board of
                                              Directors

                                          /s/ Michael Staiger

                                             Michael Staiger
                                             Chief Financial Officer and
                                              Secretary

San Diego, California
April 2, 2001

   All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                        COPPER MOUNTAIN NETWORKS, INC.
                             1850 Embarcadero Way
                              Palo Alto, CA 94303
                                (650) 687-3300

                                PROXY STATEMENT

                      FOR ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 9, 2001

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed proxy is solicited on behalf of the Board of Directors of Copper Mountain Networks, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 9, 2001, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Westin Santa Clara, 5101 Great American Parkway, Santa Clara, CA 95054. The Company intends to mail this proxy statement and accompanying proxy card on or about April 4, 2001, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

  The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, ChaseMellon Consulting Services, L.L.C. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

  Only holders of record of Common Stock at the close of business on March 23, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 23, 2001 the Company had outstanding and entitled to vote 52,731,798 shares of Common Stock.

  Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1850 Embarcadero Way, Palo Alto, CA 94303, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

  The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 5, 2001. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement or proxy must do so not later than the close of business on the ninetieth (90th) day nor earlier than the one hundred twentieth (120th) day prior to May 9, 2002. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  There are eight nominees for the eight Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, all of whom were elected by the stockholders.

  Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        IN FAVOR OF EACH NAMED NOMINEE.

Nominees

  The names of the nominees and certain information about them are set forth below:

 Name                                 Age              Position
 ----                                 ---              --------
 Richard S. Gilbert..................  48 President, Chief Executive Officer
                                          and Chairman of the Board of
                                          Directors
 Joseph D. Markee....................  48 Director
 Robert L. Bailey....................  43 Director
 Tench Coxe..........................  43 Director
 Roger Evans.........................  55 Director
 Richard H. Kimball..................  44 Director
 Raymond V. Thomas...................  58 Director
 Andrew W. Verhalen..................  44 Director

  Richard S. Gilbert has served as President and Chief Executive Officer of Copper Mountain since April 1998, as a director of Copper Mountain since August 1998 and as Chairman of the Board of Directors since February 2001. From July 1992 to April 1998, he worked for ADC Telecommunications Inc., most recently as Senior Vice President and, concurrently, as President and General Manager of its subsidiary, ADC Kentrox, a provider of high-speed access equipment for global networks. Mr. Gilbert holds an MS in Computer Science from Stanford University and a BA in Mathematics from the University of California at Berkeley.

  Joseph D. Markee co-founded Copper Mountain in March 1996 and served as Chairman of the Board of Directors from inception to February 2001 and as General Manager, Public Networks Business Unit from March 2000 to March 2001. From Copper Mountain's inception in March 1996 to April 1998, he served as its President and Chief Executive Officer, from inception to February 1999, he served as Secretary and from December 1998 to March 2001 he served as Chief Technical Officer of Copper Mountain. In June 1987, he co-founded Primary Access, a remote access server company acquired by 3Com Corporation. From June 1987 to January 1996, he served as Vice President of Operations and Vice President of Support of 3Com Primary Access. Mr. Markee holds a BS in Electrical Engineering from the University of California at Davis.

  Robert L. Bailey has served as a director of Copper Mountain since March 1999. Mr. Bailey has served as President and Chief Executive Officer of PMC-Sierra, Inc., formerly Sierra Semiconductor, a leading maker of high speed internetworking semiconductor products, since July 1997. From November 1993 to July 1997,

Mr. Bailey served as President and Chief Executive Officer of PMC-Sierra Ltd, a predecessor of PMC-Sierra, Inc. Mr. Bailey holds a BSEE from the University of Bridgeport in Connecticut and an MBA from the University of Dallas in Texas.

  Tench Coxe has served as a director of Copper Mountain since March 1996. Mr. Coxe joined Sutter Hill Ventures, a venture capital firm, in October 1987 and is currently a Managing Director of the General Partner of Sutter Hill Ventures. Mr. Coxe currently serves as a director of Alteon WebSystems, Inc., Clarus Corporation, eLoyalty Corporation and NVIDIA Corporation and several privately-held companies. Mr. Coxe holds an MBA from Harvard University and a BA in Economics from Dartmouth College.

  Roger Evans has served as a director of Copper Mountain since March 1996. Mr. Evans joined Greylock Management Corporation in 1989 and is currently a General Partner of Greylock Limited Partnership, Greylock Equity Limited Partnership, Greylock IX Limited Partnership and Greylock X Limited Partnership, each a venture capital firm. Mr. Evans is a director of Phone.com, Maker Communications Inc. and several privately-held companies. Mr. Evans holds an MA in Economics from King's College, Cambridge.

  Richard H. Kimball has served as a director of Copper Mountain since October 1998. Since 1995, Mr. Kimball has been a founding General Partner of Technology Crossover Ventures, a venture capital firm. Preceding Technology Crossover Ventures, Mr. Kimball spent more than ten years at Montgomery Securities, where he was a Managing Director from 1991 until his departure. He currently serves as a director of Advanced Switching Communications, Inc., Vastera, Inc. and several other privately-held technology companies.
Mr. Kimball holds an MBA from the University of Chicago and an AB in History from Dartmouth College.

  Raymond V. Thomas has served as a director of Copper Mountain since March 1999. From February 1995 to January 2000, Mr. Thomas served as Vice President, Finance and Chief Financial Officer of HNC Software Inc., a software company, and as secretary of HNC Software from May 1995 to January 2000. From May 1993 to February 1995, he served as Executive Vice President and Chief Financial Officer of Golden Systems Inc., a power supply manufacturer, and from September 1994 to February 1995 he also served as Chief Operating Officer of Golden Systems. Mr. Thomas holds a BS degree in industrial management from Purdue University.

  Andrew W. Verhalen has served as a director of Copper Mountain since February 1999. Mr. Verhalen has been a partner of Matrix Partners, a venture capital firm, since April 1992. He also serves on the board of directors of several privately-held technology companies. Prior to Matrix Partners, Mr. Verhalen held senior management positions at 3Com Corporation and Intel Corporation. Mr. Verhalen holds BSEE, ME and MBA degrees from Cornell University.

Board Committees and Meetings

  During the fiscal year ended December 31, 2000 the Board of Directors held nine meetings and acted by unanimous written consent two times. The Board has an Audit Committee, a Compensation Committee, a Non-Officer Stock Option Committee and a Nominating Committee.

  The Audit Committee, serving under a written charter adopted by the Board of Directors, meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors' performance; and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three non-employee directors: Messrs. Verhalen, Kimball and Thomas. It met five times during fiscal year 2000 and acted by unanimous written consent one time. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(15)) of the NASD listing standards. A copy of the Company's Audit Committee Charter is attached as Appendix A to this proxy statement, and a copy of the Report of the Audit Committee of the Board of Directors is attached as Appendix B to this proxy statement.

  The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Messrs. Coxe, Evans and Bailey. During the fiscal year ended December 31, 2000, the Compensation Committee acted by unanimous written consent two times.

  The Non-Officer Stock Option Committee awards stock options to employees (excluding Directors and Officers). During the fiscal year ended December 31, 2000, the Non-Officer Stock Option Committee was composed of two directors:
Messrs. Gilbert and Markee. During such fiscal year, the Non-Officer Stock Option Committee acted by unanimous written consent fourteen times.

  The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Company's Board of Directors and committees thereof and nominates specific individuals to be elected as officers of the Company by the Board of Directors. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee is composed of Messrs. Bailey, Coxe, Evans, Kimball, Thomas and Verhalen.

  During the fiscal year ended December 31, 2000, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                  PROPOSAL 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in 1996. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

  The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

  Audit Fees. During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements was $116,500.

  Audit related Fees. During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for audit related services were $155,400, which related to a business acquisition, accounting consultations and SEC registration statements.

  Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2000, there were no fees billed by Ernst & Young LLP for information technology consulting services.

  All Other Fees. During the fiscal year ended December 31, 2000, the aggregate fees billed by Ernst & Young LLP for professional services other than audit, audit related and information technology consulting fees was $65,400, which consisted of consulting and income tax compliance services.

  The Audit Committee has determined the rendering of non-audit services by Ernst & Young LLP is compatible with maintaining the auditor's independence.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 2.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 28, 2001 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table (other than Michael Kelly, a former employee for whom no current information is available); and (iii) all executive officers and directors of the Company as a group. To the Company's knowledge, as of February 28, 2001, there were no beneficial owners of more than five percent of its Common Stock. Unless otherwise indicated in the table set forth below, each person or entity named below has an address in care of Copper Mountain's principal executive offices.

  Except as indicated, and subject to community property laws where applicable, the persons named have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of beneficial ownership is based on 52,653,768 shares of Common Stock outstanding as of February 28, 2001, adjusted as required by rules promulgated by the SEC.

                                                    Beneficial Ownership (1)
                                                    ---------------------------
                                                     Number of      Percent of
   Beneficial Owner                                   Shares          Total
   ----------------                                 -------------- ------------
   Tench Coxe (2) .................................        326,872        *
    Sutter Hill Ventures
    755 Page Mill Road, Suite A-200
    Palo Alto, CA 94304

   Roger Evans (3).................................        220,840        *
    Greylock Equity Limited Partnership
    755 Page Mill Road, Suite A-100
    Palo Alto, CA 94304

   Richard H. Kimball (4)..........................        201,293        *
    Technology Crossover Ventures II, L.P.
    575 High Street, Suite 400
    Palo Alto, CA 94301

   Andrew W. Verhalen (2)..........................        175,049        *
    Matrix Partners IV, L.P.
    2500 Sand Hill Road, Suite 113
    Menlo Park, CA 94025

   Joseph D. Markee (5)............................      1,136,876      2.16%

   Richard S. Gilbert (6)..........................        912,234      1.71%

   Wilson O. Cochran, II (7).......................         77,200        *

   John A. Creelman (8)............................        146,512        *

   Charles Nieman (9)..............................         46,668        *

   Raymond V. Thomas (2)...........................         80,000        *

   Robert L. Bailey (10)...........................         82,500        *

   All directors and executive officers as a group       3,406,044       6.32%
    (11 persons) (11)..............................

--------
*  Less than one percent.
(1) This table is based upon information supplied by officers, and directors and Schedules 13D filed with the Securities and Exchange Commission (the "SEC") and periodic filings under Section 16a. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after February 28, 2001 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit from, such shares.
(2) Includes 80,000 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001.
(3) Includes 20,000 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001.
(4) Includes 80,000 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001. The remaining 121,293 shares are held by Mr. Kimball in either his individual capacity or as trustee of his family trust.
(5) Includes 45,000 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001.
(6) Includes 260,266 shares held in trust by Mr. Gilbert, and 636,968 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001.
(7) Includes 30,692 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001.
(8)  Includes 93,762 shares held in trust by Mr. Creelman and his wife, Karen
     A. Creelman, and 52,750 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001.
(9) Includes 23,957 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001.
(10) Includes 76,500 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001.
(11) Includes 1,205,867 shares issuable upon exercise of options exercisable within 60 days of February 28, 2001. Does not include Michael Kelly, who resigned from the Company in December 2000 and is no longer an executive officer of the Company. The Company does not have current information regarding Mr. Kelly's ownership of the Company's Common Stock. Does not include Michael Staiger or Steven Hunt, who were appointed as executive officers effective in March 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that two reports, covering one transaction, were filed late by Mr. Verhalen.

  During fiscal 2000, Mr. Verhalen inadvertently did not report his receipt of an option to purchase 20,000 shares of Copper Mountain common stock granted to Mr. Verhalen in May 2000. This omission was corrected by the reporting of these shares in his year-end Form 5 filed in March 2001. This year-end Form 5 was also inadvertently filed late.

                              EXECUTIVE OFFICERS

  The executive officers and directors of Copper Mountain, the positions held by them and their ages as of March 23, 2001 are as follows:

 Name                                 Age                Position
 ----                                 ---                --------
 Richard S. Gilbert..................  48 President, Chief Executive Officer
                                          and Chairman of the Board
 Charles Nieman......................  46 Vice President of Worldwide Sales
 Michael Staiger.....................  36 Chief Financial Officer and Secretary
 Steven D. Hunt......................  43 Vice President of Engineering and
                                          General Manager, Public Network
                                          Business Unit

  Richard S. Gilbert has served as President and Chief Executive Officer of Copper Mountain since April 1998, as a director of Copper Mountain since August 1998 and as Chairman of the Board since February 2001. From July 1992 to April 1998, he worked for ADC Telecommunications Inc., most recently as Senior Vice President and, concurrently, as President and General Manager of its subsidiary, ADC Kentrox, a provider of high-speed access equipment for global networks. Mr. Gilbert holds an MS in Computer Science from Stanford University and a BA in Mathematics from the University of California at Berkeley.

  Charles Nieman served as Assistant Vice President of North American Sales of Copper Mountain from 1997 to October 2000, and has served as Vice President of Worldwide Sales of Copper Mountain since October 2000. From 1996 to 1997, Mr. Nieman worked as the Director of Sales for Ramp Networks, a provider of routers for small businesses. Mr. Nieman holds a BBA in Marketing and Management from the University of Cincinnati.

  Michael Staiger served as Vice President of Business Development of Copper Mountain from June 1998 to March 2001, and has served as Chief Financial Officer and Secretary of Copper Mountain since March 2001. From June 1996 to June 1998, he worked at Shiva Corporation, a provider of direct-dial business access solutions, serving most recently as Vice President of Business Development and previously as Senior Director of Business Development. From its inception in August 1993 until its acquisition by Shiva Corporation in June 1996, he served as a co-founder and Vice President of Business Development of Airsoft, Inc., a developer of remote access software. Mr. Staiger holds an MBA from the University of Chicago Graduate School of Business and a BA in English from the University of Michigan.

  Steven D. Hunt has served as Vice President of Engineering of Copper Mountain since August 1996 and as General Manager, Public Networks Business Unit since March 2001. From June 1980 to August 1996, he held various positions with AT&T Bell Laboratories, most recently as Department Head of the Internetworking Technology Department of Paradyne Corporation, which was then a subsidiary of AT&T. Paradyne is a provider of internetworking product definition, development and support. While at Paradyne, Mr. Hunt was responsible for the development of broadband DSL products. Mr. Hunt holds an MSEE from Stanford University and a BSEE from Drexel University.

                            EXECUTIVE COMPENSATION

Compensation of Directors

  Our directors do not currently receive any cash compensation for services on the Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at board of directors and committee meetings. All directors are eligible to participate in our 1996 Equity Incentive Plan. Non-employee directors are eligible to participate in our 1999 Non-Employee Directors' Plan.

  Each non-employee director of the Company receives stock option grants under the 1999 Non-Employee Directors' Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

  Option grants under the Directors' Plan are non-discretionary. On March 25, 1999, the effective date of the Directors' Plan, each person who was then serving as a non-employee director was granted an initial grant to purchase sixty thousand (60,000) shares of Common Stock of the Company. Each person who is elected as a non-employee director after March 25, 1999 shall also be automatically granted an initial grant to purchase sixty thousand (60,000) shares of Common Stock of the Company. On the day of each Annual Meeting of Stockholders, each member of the Company's Board of Directors who is not an employee of the Company and has served as a non-employee director for at least six (6) months shall be granted an annual grant to purchase twenty thousand (20,000) shares of Common Stock of the Company. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options shall be fully vested and exercisable on the date of grant. The term of options granted under the Directors' Plan is five years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the surviving corporation or acquiring corporation shall assume any options outstanding or shall substitute similar options for those outstanding. In the event the surviving corporation or acquiring corporation refuses to assume such options or to substitute similar options for those outstanding, then such options shall be terminated if not exercised prior to such event.

  During the last fiscal year, the Company granted options covering twenty thousand (20,000) shares to each non-employee director of the Company, at an exercise price per share of $72. The fair market value of such Common Stock on the date of grant was $72 per share (based on the closing sales price reported on the Nasdaq National Market for the date of grant). As of March 9, 2001, options to purchase 63,500 shares had been exercised under the Directors' Plan.

Compensation of Executive Officers

Summary of Compensation

  The following table shows for the fiscal years ended December 31, 1998, 1999 and 2000, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer, its other four most highly compensated executive officers at December 31, 2000 and one additional individual, Michael Kelly, who would have been classified as one of the four most highly compensated executive officers but for the fact that he was not serving as an executive officer at December 31, 2000 (the "Named Executive Officers"):

Summary Compensation Table

                                      Annual Compensation           Long-Term
                               ---------------------------------- Compensation:
                                                                   Securities    All Other
Name and Principal              Salary   Bonus     Other Annual    Underlying   Compensation
Position (1)              Year   ($)    ($) (2)  Compensation ($)  Options (#)    ($) (3)
------------------        ---- -------- -------- ---------------- ------------- ------------
Richard S. Gilbert        2000 $220,060 $ 80,000   $20,615,378            --      $   --
 President and Chief      1999  218,315  154,000           --             --        9,854
 Executive Officer        1998  185,358   74,330           --       1,689,290      65,177

Joseph D. Markee          2000  193,846      --      1,442,377            --          --
 General Manager, Public  1999  178,598   63,000           --         240,000         --
 Network Business Unit    1998  157,256   40,000           --             --          --
 and Chairman of the
 Board of Directors

John A. Creelman          2000  160,024      --      7,119,516            --          --
 Vice President of        1999  140,012   49,000     1,311,634            --          --
 Finance, Chief           1998   92,321   26,000            --        450,000         --
 Financial Officer and
 Secretary

Wilson O. Cochran, II     2000  122,885  208,333           --         150,000         --
 Vice President and       1999      --       --            --             --          --
 General Manager, MTU     1998      --       --            --             --          --
 Business Unit

Charles Nieman            2000  139,928   45,000     5,068,104        200,000         --
 Vice President of        1999  118,547   41,000     1,896,467         50,000         --
 Worldwide Sales          1998   98,799   48,000        74,951         75,000         --

Michael Kelly             2000  138,403      --        332,040            --          --
 Vice President of Sales  1999  150,116   10,000       571,522            --          --
                          1998  130,863  160,000       559,230        300,000         --

--------
(1) Reflects positions held at December 31, 2000, except for Michael Kelly who resigned from the Company in December 2000.
(2) Amounts shown include bonus cash compensation received by each listed officer during 1998, 1999 and 2000, as indicated. Amounts shown for 2000 reflect bonus payments made to each listed officer that were based on bonus calculation formulas revised in July 2000. In July 2000, the Company raised revenue and earnings per share targets under both the 2000 President and CEO Bonus Plan and the 2000 Executive Bonus Plan because, at that time, the Company believed that its revenues and earnings per share for fiscal year 2000 were on track to surpass the targets originally set at the beginning of the year. The Company believed that if the original 2000 revenue and earnings per share targets were kept in place, it would be too easy to achieve the targets and would not provide the level of performance incentive that the bonus plans are intended to provide.
(3)  Amounts shown constitute relocation expenses.

                       STOCK OPTION GRANTS AND EXERCISES

  The Company grants options to its executive officers under its 1996 Equity Incentive Plan. As of February 28, 2001, options to purchase a total of 8,196,573 shares were outstanding under the Incentive Plan and options to purchase 5,339,959 shares remained available for grant thereunder.

  The following tables show for the fiscal year ended December 31, 2000, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                       Option Grants in Last Fiscal Year

                          Individual Grants
                       ------------------------
                                                                      Potential Realizable
                                                                        Value at Assumed
                         Shares   Total Options                      Annual Rates of Stock
                       Underlying  Granted to                        Price Appreciation for
                        Options   Employees in  Exercise                  Option Term
                        Granted    Fiscal Year  Price Per Expiration ----------------------
Name                      (#)          (%)      Share ($)    Date      5% ($)     10% ($)
----                   ---------- ------------- --------- ---------- ---------- -----------
Wilson O. Cochran, II  100,000(1)      1.4%      $86.94    03/01/10  $5,467,610 $13,855,997
 Vice President and     43,308(2)      0.6%        0.39    12/03/08       8,064      19,315
 General Manager, MTU   50,000(3)      0.7%       10.31    10/30/10     324,195     821,574
 Business Unit

Charles Nieman         200,000(3)      2.7%        9.34    10/19/10   1,174,775   2,977,111
 Vice President of
 Worldwide Sales

--------
(1) Such option vests according to the following schedule: 25% of the shares subject to the option vest one year from the date of grant and the remainder vest in 36 equal monthly installments thereafter. The option was granted at an exercise price equal to the fair market value on the date of grant.
(2) Such option was assumed in connection with the Company's acquisition of OnPREM Networks Corporation and vests according to the following schedule:
    33% of the shares subject to the option vested monthly through December 31, 2000 and the remainder vest in 24 equal monthly installments thereafter. The option was granted at an exercise price equal to the fair market value of shares of OnPREM Networks Corporation on the original date of grant.
(3) Such options vest according to the following schedule: 50% of the shares subject to the options vest one year from the date of grant and the remainder vest in 12 equal monthly installments thereafter. These options were granted at an exercise price equal to the fair market value on the date of grant.

  The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect the Company's estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock and no gain to the optionee is possible unless the stock price increases over the option term which will benefit all stockholders.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END VALUES

  The following table sets forth certain information as of December 31, 2000 regarding options held by the Named Executive Officers at December 31, 2000. There were no stock appreciation rights outstanding at December 31, 2000.

                                                     Number of Securities
                                                    Underlying Unexercised     Value of Unexercised
                                                          Options at          In-the-Money Options at
                            Shares                   December 31, 2000 (#)     December 31, 2000 ($)
                         Acquired on     Value     ------------------------- -------------------------
          Name           Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ ------------ ----------- ------------- ----------- -------------
Richard S. Gilbert......   435,000    $27,119,852    496,194      563,096    $2,851,230   $3,235,662
 President and Chief
 Executive Officer

Joseph D. Markee........    20,000      1,440,000     25,000      195,000           --           --
 Chief Technical Officer
 and Chairman of the
 Board of Directors

John A. Creelman........   142,000      7,573,387     23,500      150,750       118,656      803,060
 Vice President of
 Finance, Chief
 Financial
 Officer and Secretary

Wilson O. Cochran, II...    13,233        813,857      1,203      178,872         6,636      159,264
 Vice President and
 General Manager, MTU
 Business Unit

Charles Nieman..........    75,561      4,992,613      4,790      271,667        24,149      325,650
 Vice President of
 Worldwide Sales

Michael Kelly...........    93,179      7,228,453     33,199          --        188,700          --
 Vice President of Sales

                           LONG-TERM INCENTIVE PLANS

  The final portion of the Executive Officer compensation during 2000 consisted of stock options as listed in this Proxy Statement in the table entitled "Stock Option Grants and Exercises in Last Fiscal Year." It is this award that the Company has utilized to provide long term incentives.

            EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

  On March 18, 1998, the Company entered into an employment agreement with Richard S. Gilbert, its President, Chief Executive Officer and Chairman of the Board. Mr. Gilbert's annual compensation was initially set at a base salary of $200,000 and an on-target bonus of $100,000 for the 1998 calendar year, prorated from April 6, 1998. In addition, the Company granted Mr. Gilbert an option to purchase 1,689,290 shares of common stock. This option vested 25% on the first anniversary of the date of hire with the remainder vesting monthly over the following three years. Pursuant to Mr. Gilbert's employment agreement, in the event Mr. Gilbert's employment is terminated by the Company without cause or by Mr. Gilbert for good reason, as defined in his option agreement, within 12 months of the occurrence of a change in control, as defined in his option agreement, the vesting of his option accelerates such that one half of the unvested portion of the option becomes immediately exercisable. Pursuant to Mr. Gilbert's employment agreement, the Company reimbursed Mr. Gilbert for relocation expenses of $65,177, and the Company lent Mr. Gilbert $1 million pursuant to an interest-free promissory note for the purchase of his principal residence in California. The principal amount of such note is due on March 30, 2003. The note is secured by shares of Company Common Stock issuable to Mr. Gilbert upon exercise of certain options he holds to purchase shares of the Company's Common Stock. Mr. Gilbert's obligation to repay the note may be accelerated upon the occurrence of certain events, including the termination of Mr. Gilbert's employment.

  On February 29, 2000, in connection with the Company's acquisition of OnPREM, the Company entered into an employment agreement with Wilson O. Cochran, its Vice President and General Manager of the MTU Business Unit. Mr. Cochran's annual compensation was initially set at a base salary of $150,000, prorated from February 29, 2000. In addition, the Company granted Mr. Cochran an option to purchase 100,000 shares of Copper Mountain common stock. This option vested 25% on the first anniversary of the date of hire with the remainder vesting monthly over the following three years. Mr. Cochran's employment agreement terminated on March 1, 2001.

  Under the terms of the options held by each of the Company's current executive officers, in the event an executive officer's employment with the Company is terminated by the Company without cause or the executive officer terminates his employment with the Company for good reason, within 12 months of the occurrence of a change in control of the Company, then the vesting of such executive officer's options accelerate such that one-half of the unvested portion of the options becomes immediately exercisable.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                        ON EXECUTIVE COMPENSATION(/2/)

  The Compensation Committee (the "Committee") of the Board of Directors sets the compensation for all of the Company's executive officers, reviews the design, administration and effectiveness of compensation programs for executives, and approves stock option grants for executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed entirely of outside directors who have never served as officers of the Company.

Compensation Philosophy And Objectives

  The Company operates in an extremely competitive and rapidly changing segment within the high technology industry. The Committee believes that the compensation programs for executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of designated financial targets, individual contribution, customer satisfaction and financial performance relative to that of the Company's competitors and market indices. Within this overall philosophy, the Committee's objectives are to:

  . Offer a total compensation program that takes into consideration the compensation practices of other high technology companies of similar size with which the Company competes for executive talent.

  . Provide annual variable cash incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives.

  . Align the financial interests of executive officers with those of stockholders by providing significant equity-based, long-term incentives.

--------
(/2/) The material in this report is not "soliciting material," is not deemed
      "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filings.

Compensation Components And Process

  The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable cash incentive awards, and (iii) long-term, equity-based incentive awards.

  The Committee determines the compensation levels for the executive officers with the assistance of the Company's Human Resources Department, which furnishes the Committee with executive compensation data drawn from nationally recognized surveys of similarly sized technology and telecommunication companies. The Committee utilizes the surveys to determine base salary and target incentives.

  Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions to those included in the surveys. The Company's policy is to target base salary levels between the 50th and 75th percentile of compensation practices relative to the surveyed companies.

  Variable Cash Incentive Awards. To reinforce the attainment of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool for executive officers is determined on the basis of the Company's achievement of the financial performance targets that are generally established at the beginning of the year. This incentive plan sets a threshold level of Company performance based on corporate revenues and profits that must be attained before any incentives are awarded. Once the year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. The formula allows for the weighting of the goals such that 80% of the bonus is based on achieving and exceeding the revenue goal with the remaining 20% based on the profits. A target is set for each executive officer based on an escalating percentage of the officer's base salary for the year. For the year ended December 31, 2000, the Company adjusted the 2000 bonus targets during the year due to the Company's expectation, based on the Company's fast-paced growth during the period from January 2000 through June 2000, that revenues and earnings for 2000 would vastly surpass the targets initially set at the beginning of the year. In July 2000, the Company raised revenue and earnings per share targets under the incentive plan because, at the time, the Company believed that if the original 2000 revenue and earnings targets were kept in place, it would be too easy to achieve the targets and would not provide the level of performance incentive that the bonus plans are intended to provide.

  Long-Term Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions at survey companies, and the number of unvested options held by each individual at the time of any new grant.

  CEO Compensation. Mr. Gilbert's base salary for 2000 was $220,000. The Committee's decision was based on both Mr. Gilbert's personal performance of his duties and the salary levels paid to chief executive officers of the surveyed companies. Mr. Gilbert's 2000 incentive compensation was $80,000 and was based on the actual financial performance of the Company in achieving designated corporate objectives and attaining revenue and profitability objectives. Mr. Gilbert's incentive compensation was based on the incentive plan used for all executive officers, but provides for a portion of the incentive pay to be guaranteed. Mr. Gilbert did not receive an option grant during 2000.

  Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. This limitation applies only to compensation which is not considered to be performance based. The Company's 1996 Equity Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Non-performance based compensation paid to the Company's executive officers for 2000 did not exceed the $1 million limit.

COMPENSATION COMMITTEE

Robert L. Bailey
Tench Coxe
Roger Evans

Compensation Committee Interlocks and Insider Participation

  No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's board of directors or compensation committee.

Performance Measurement Comparison(1)

  The following graph shows the total stockholder return of an investment of $100 in cash on May 13, 1999 for (i) the Company's Common Stock, (ii) the NASDAQ Composite Index and (iii) the NASDAQ Telecom Market Index:

                               Total Return Graph
                        ($100 Invested on May 13, 1999)
                        CUMULATIVE TOTAL RETURN
                 AMONG NASDAQ COMPOSITE, NASDAQ TELECOM,
                          AND COPPER MOUNTAIN

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           NASDAQ            NASDAQ       COPPER
(Fiscal Year Covered)        COMPOSITE         TELECOM      MOUNTAIN
---------------------        ---------------   ---------    ----------
05/13/99                     $100.00           $100.00      $100.00
05/30/99                     $ 95.68           $ 94.74      $304.76
06/30/99                     $104.03           $ 95.14      $367.90
07/30/99                     $102.19           $ 92.88      $576.19
08/30/99                     $106.09           $ 90.63      $557.14
09/30/99                     $106.36           $ 90.74      $417.24
10/31/99                     $114.89           $107.70      $360.76
11/30/99                     $129.21           $119.22      $397.33
12/31/99                     $157.60           $147.47      $464.29
01/31/00                     $152.61           $143.41      $526.19
02/28/00                     $177.30           $162.76      $785.71
03/31/00                     $177.10           $160.05      $780.36
04/30/00                     $149.50           $129.26      $794.05
05/31/00                     $131.68           $109.51      $795.83
06/30/00                     $153.60           $126.50      $839.29
07/31/00                     $145.86           $116.33      $751.04
08/31/00                     $162.90           $120.69      $570.83
09/30/00                     $142.22           $106.02      $357.14
10/31/00                     $130.48           $ 90.63      $108.93
11/30/00                     $100.58           $ 67.24      $ 58.33
12/31/00                     $ 95.66           $ 67.24      $ 56.25
01/31/01                     $107.36           $ 80.75      $ 73.21
02/28/01                     $ 83.31           $ 57.22      $ 38.99

--------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                             CERTAIN TRANSACTIONS

  The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

  In February 2000, in connection with the Company's acquisition of OnPREM, the Company issued 39,072 shares of Copper Mountain common stock to Wilson O. Cochran, II, who, upon the consummation of the merger became the Vice President and General Manager of the Company's MTU business unit. The shares were issued to Mr. Cochran in exchange for the 608,983 shares of OnPREM common stock he held prior to the merger, applying the merger exchange ratio of
0.06416 of one share of Copper Mountain common stock for each share of OnPREM common stock. In connection with the merger, the Company also assumed options held by Mr. Cochran to purchase 675,000 shares of OnPREM common stock. As a result of this assumption, Mr. Cochran received options to purchase 43,308 shares of the Company's common stock. All of the securities issued to Mr. Cochran were sold and purchased at prices equal to the fair market value of the securities, as determined by the Company's Board of Directors, on the date of issuance.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Michael Staiger

                                          Michael Staiger
                                          Chief Financial Officer and
                                          Secretary

April 4, 2001

                                   APPENDIX A

                            Audit Committee Charter

                        COPPER MOUNTAIN NETWORKS, INC.

               AUDIT COMMITTEE CHARTER (ADOPTED ON MAY 18, 2000)

Purpose and Policy

  The Audit Committee shall provide assistance and guidance to the Board of Directors of the Company in fulfilling its legal, ethical and oversight responsibilities to the Company's stockholders, potential stockholders, the investment community, and regulatory entities with respect to the Company's systems of internal accounting and financial controls, corporate accounting and reporting practices and the quality and integrity of the Company's financial statements and reports. The policy of the Audit Committee, in discharging these obligations, shall be to maintain and foster open avenues of communication between the Board of Directors, the Audit Committee, the independent auditors, and the Company's financial management personnel.

Composition and Organization

  The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Audit Committee shall satisfy the independence and experience requirements of the Nasdaq National Market as well as any other requirements set forth by the Nasdaq National Market or the Securities and Exchange Commission.

  The Audit Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Audit Committee shall be prepared and distributed to each director of the Company promptly after each meeting. The operation of the Audit Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

Responsibilities

  In fulfilling its responsibilities, the Audit Committee believes that its functions and procedures should remain flexible in order to address changing conditions most effectively. To implement the policy of the Audit Committee, the Committee shall be charged with the following functions:

1. To recommend annually to the Board of Directors the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year, and to confirm and insure the independence of the certified public accounting firm which is ultimately accountable to the Audit Committee and the Board, as representatives of the Company's stockholders.

2. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefor, and all other matters the Audit Committee deems appropriate.

3. To evaluate, together with the Board, the independence and performance of the independent auditors and, if so determined by the Audit Committee, to recommend that the Board replace the independent auditors.

4. To receive written statements from the independent auditors delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1, to consider and discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence and otherwise to take, and if so determined by the Audit Committee, to recommend that the Board take, appropriate action to oversee the independence of the auditors.

5. To review, upon completion of the audit, the proposed financial statements to be included in the Company's Annual Report on Form 10-K, and to recommend that the Board include such financial statements in such report.

6. To discuss with the independent auditors the results of the annual audit, including the auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the nature of significant risks and exposures, the adequacy and clarity of the disclosures in the financial statements and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted accounting standards.

7. To evaluate the cooperation received by the independent auditors during their audit examination, including any restrictions on the scope of their activities or access to required records, data and information.

8. To review the interim financial statements with management and the independent auditors prior to the filing, of the Company's Quarterly Report on Form 10-Q. Also, the Audit Committee shall discuss the results of the independent auditors' quarterly review performed in accordance with statement on Auditing Standards No. 71 and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

9. To confer with the independent auditors and with the senior management of the Company regarding the scope, adequacy and effectiveness of internal accounting and financial reporting controls in effect.

10. To discuss with independent auditors all matters required to be discussed by Statement of Auditing Standards No. 61, as amended.

11. To confer with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee.

12. To review with counsel any significant regulatory or other legal matters that could have a material impact on the Company's financial statements, if, in the judgment of the Audit Committee, such review is necessary or appropriate.

13. To review the results of management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and regulations.

14. To investigate any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside counsel and a separate accounting firm for this purpose if, in the judgment of the Audit Committee, such investigation or retention is necessary or appropriate.

15. To review the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

16. To review and assess the adequacy of this charter at least annually and recommend any proposed changes to the Board for approval.

17. To report to the Board of Directors from time to time or whenever it shall be called upon to do so.

18. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

                                   APPENDIX B

                             Audit Committee Report

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (MARCH 1, 2001)(/1/)

  The Audit Committee (the "Committee") of the Company is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and their judgments as to the quality, not just the acceptability, of the Company's accounting principles under generally accepted auditing standards.

  In fulfilling its responsibilities, the Committee has met and held discussions with management and Ernst & Young LLP, the Company's independent auditors for 2000, and has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management and the independent auditors. Management has represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

  In addition, the Committee has discussed with the independent auditors, the independent auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, as amended.

  Based on the reviews and discussions referred to above, the Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee has also recommended to the Board, and the Board has approved, the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001.

  THE AUDIT COMMITTEE:

  Andrew W. Verhalen (Chair)
  Richard H. Kimball
  Raymond V. Thomas


--------
(/1/) The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or 1934 Act.

          THE LISTED NOMINEES AND THE LISTED PROPOSALS HAVE BEEN PROPOSED BY THE COMPANY.                Please mark       -------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED AND THE LISTED PROPOSALS.          your votes          X
                                                                                                       as indicated in     -------
                                                                                                        this example.
                                                              WITHHOLD
                                                 FOR          AUTHORITY
                                             all nominees      to vote
                                           listed (except as   for all
                                             indicated to      nominees
                                             the contrary)      listed                                         FOR  AGAINST  ABSTAIN
1. ELECTION OF DIRECTORS:                         [_]             [_]    2. Proposal to ratify the selection   [_]    [_]      [_]
                                                                            of Ernst & Young LLP as
   Nominees for election to                                                 independent auditors of the
   the Board of Directors:                                                  Company for the year ending
                                                                            December 31, 2001.
   Richard S. Gilbert  Roger L. Evans
   Joseph D. Markee    Richard H. Kimball                                3. The proxies are authorized to
   Robert L. Bailey    Raymond V. Thomas                                    vote in their discretion upon
   Tench Coxe          Andrew W. Verhalen                                   such other business as may
                                                                            properly come before the meeting.
   INSTRUCTION: (To withhold authority to
   vote for any nominee, write that
   nominee(s) name(s) in the space
   provided below.)

   _______________________________________

                                                                                                                         YES    NO
                                                                                     I plan to attend the meeting.       [_]   [_]

Signature ________________________________ Signature, if held jointly ________________________________ Dated: ________________, 2001
Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.

------------------------------------------------------------------------------------------------------------------------------------
                                                    /\ FOLD AND DETACH HERE /\

                PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                        COPPER MOUNTAIN NETWORKS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned stockholder(s) of Copper Mountain Networks, Inc., a Delaware corporation (the "Company"), hereby appoints Richard S. Gilbert, Michael Staiger, or either of them, as the attorneys and proxies of the undersigned, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. local time on May 9, 2001, at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, CA 95054, and at any and all postponements, continuations or adjournments thereof, to vote all shares of the capital stock of said Company held of record by the undersigned on March 23, 2001, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSAL 2, FOR THE NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. FOR PURPOSES OF COMPLETING YOUR PROXY, YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES OR FOR CERTAIN NOMINEES AS SPECIFIED ON THE REVERSE SIDE.

      (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\